                    LIFE RE CORPORATION
          SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


WHEREAS, Life Reassurance Corporation of America, a subsidiary of Life Re Corporation (the "Company") has heretofore established a qualified defined benefit pension plan for its employees; and

WHEREAS, the Company recognizes the unique qualifications of its key employees and the valuable services that they have provided to or for the Company; and

WHEREAS, the Company recognizes that the pension benefits available under the Life Reassurance Corporation of America qualified defined benefit pension plan do not provide a competitive retirement benefit to its key employees; and

WHEREAS, the Company desires to provide additional retirement benefits to its key employees based upon a competitive formula and upon compensation earned by its key employees in excess of the compensation limit imposed on qualified retirement plans by Section 401(a)(17) of the Internal Revenue Code and without regard to the limitation on benefits or contributions under Section 415 of the Internal Revenue Code; and

WHEREAS, the Company has determined that the implementation of an unfunded plan to provide supplemental retirement benefits will best serve its interest in retaining key employees, and best serve the interest of its key employees in providing funds for their retirement;

NOW, THEREFORE, the Company hereby establishes the Life Re Corporation Supplemental Executive Retirement Plan (together with such other affiliated entities that adopt this Plan) as hereinafter provided:


                            ARTICLE I
                             GENERAL

1.1 Effective Date. The provisions of the Plan shall be effective as of January 1, 1995. The rights, if any, of any person whose status as an employee of the Company and its subsidiaries and affiliates, if any, has terminated, shall be determined pursuant to the Plan as in effect on the date of such termination, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.

1.2 Purpose. The purpose of the Plan is to provide additional retirement income to a Participant based upon a competitive formula and upon his compensation from the Company in excess of the amount of compensation that may be taken into account by a qualified retirement plan described in Section 401(a) of the Code and without regard to the limitation on benefits or contributions under Section 415 of the Code.

1.3 Intent. The Plan is intended to be (and shall be construed and administered as) an "employee pension benefit plan" under the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") which is unfunded and maintained by the Company solely to provide retirement income to a select group of management or highly compensated employees as such group is described under Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA as interpreted by the U.S. Department of Labor. The Plan is not intended to be a plan described in Section 401(a) of the Code, or Section 3(2)(A) of ERISA. The obligation of the Company to make payments under this Plan constitutes nothing more than an unsecured promise to make such payments and any property of the Company that may be set aside for the payment of benefits under the Plan shall in the event of the Company's bankruptcy or insolvency, remain subject to the claims of the Company's general creditors until such benefits are distributed in accordance with the Plan.


                            ARTICLE II
                      DEFINITIONS AND USAGE

2.1 Definitions. Wherever used in the Plan, the following words and phrases shall have the meaning set forth below unless the context plainly requires a different meaning:

     - "Actual Accrued Benefit" means, as of any Valuation Date, the Participant's accrued benefit under the Basic Plan.

     - "Actuarial Equivalent" means equality in value of the aggregate sums expected to be received under different forms of payment under the Plan, or equality in value of the same form of payment if payments begin at a different date, or both, determined in each case by assuming the same interest rate and mortality assumptions specified in the Basic Plan.

     -    "Administrator" means the person or persons described in Article
VI.

     - "Average Monthly Compensation" means the Participant's "Average Monthly Compensation" as defined in the Basic Plan, without the compensation limit imposed by Section 401(a)(17) of the Internal Revenue Code.

     - "Basic Plan" means, with respect to an individual who is a Participant in this Plan, the tax-qualified defined benefit pension plan or plans listed in Appendix I which cover such individual.

     - "Benefit Commencement Date" means the first day of the month coincident with or next following the latest of (a) a Participant's separation from service, (b) a Participant's 62nd birthday or (c) the completion of 5 years of service by a Participant.

     - "Board" means the Board of Directors or other governing body of the Company.

     - "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A under the Exchange Act, whether or not the Company is subject to the Exchange Act at such time; provided, that without limiting the generality of the foregoing, such a Change in Control will in any event be deemed to occur if and when:

          (i) any person (as such terms is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, "Person"), other than the Company or a subsidiary or employee benefit plan of the Company or subsidiary, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than twenty-five percent of the combined voting power of the Company's then outstanding securities;

          (ii) stockholders approve a merger, consolidation or other business combination (a "Business Combination") other than a Business Combination in which holders of common stock of the Company immediately prior to the Business Combination have substantially the same proportionate ownership of Common Stock of the surviving corporation immediately after the Business Combination as immediately before;

          (iii)stockholders approve either (A) an agreement for the sale or disposition of all or substantially all of the Company's assets to any entity which is not a subsidiary of the Company, or (B) a plan of complete liquidation;

          (iv) the persons who were members of the Board immediately before a tender offer by any Person other than the Company or a subsidiary, or before a merger, consolidation, or contested election, or before any combination of such transactions, cease to constitute a majority of the Board as a result of such transaction or transactions.

     - "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     -    "Committee" means the Benefits Committee of the Board.

     - "Company" means Life Re Corporation, any "Affiliated Employer" as that term is defined in the Basic Plan, and any successor thereto.

     - "Compensation" means compensation as defined under the Basic Plan for purposes of determining a Participant's Actual Accrued Benefit, determined without regard to the Compensation Limitation.

     - "Compensation Limitation" means, with respect to a Compensation Year, the limitation on compensation determined under Section 401(a)(17) of the Code and in accordance with Treasury regulations promulgated thereunder.

     -    "Compensation Year" means the plan year under the Basic Plan.

     - "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     -    "Social Security Retirement Benefit" with respect to any
Participant means, as of a determination date, the primary insurance amount payable under Section 215 of the Social Security Act as of a Participant's age 62 or Benefit Commencement Date, if later. As of any date prior to age 62, the Social Security Retirement Benefit is the primary insurance amount (determined as of the close of the Plan Year) payable to the Participant upon attainment of age 62, assuming the Participant's annual compensation from the Company that is treated as wages for purposes of the Social Security Act remains the same from the Plan Year until the Participant's attainment of age 62. With respect to service by the Participant for the Company before the determination date, the actual compensation paid to the Participant by the Company during all periods of service of the Participant for the Company covered by the Social Security Act shall be used in determining a Participant's projected primary insurance amount. With respect to years before the Participant's commencement of service for the Company, in determining the Participant's Social Security Retirement Benefit, it will be assumed that the Participant received compensation for such service in an amount computed by using a six percent salary scale projected backwards from the Participant's date of commencement of service with the Company to the Participant's twenty-first birthday. However, if the Participant provides the Company with satisfactory evidence of the Participant's actual past compensation for such prior years treated as wages under the Social Security Act at the time the compensation was earned, the Plan must use such actual past compensation.

          If distribution of a Participant's Supplemental Benefit begins before the Participant's attainment of Social Security retirement age (as defined by the Social Security Act) the Social Security Retirement Benefit will be reduced by 1/15th for each of the first five (5) years and 1/30th for each of the next five (5) years by which the starting date of such benefit precedes the Social Security retirement age of the Participant.

     - "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     - "Participant" means an eligible employee of the Company who is participating in the Plan in accordance with Section 3.1.

     - "Plan" means the Life Re Corporation Supplemental Executive Retirement Plan.

     - "Plan Year" means the initial period commencing with the Plan's effective date and each subsequent 12-month period ending on December 31.

     - "Separation from Service" means a Participant's termination of employment with the Company for any reason.

     - "Supplemental Benefit" means the monthly retirement benefit calculated in accordance with Section 4.1.

     - "Valuation Date" means the date each year that assets of the Basic Plan are valued and such other dates as determined from time to time by the Administrator.

     - "Vested Supplemental Benefit" means that portion of a Participant's Supplemental Benefit that is vested, if any, determined by applying the vesting provision of Section 3.3.

     - "Year of Service" means a "Year of Service" as that term is defined under the Basic Plan.

2.2 Usage. Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.


                           ARTICLE III
                  ELIGIBILITY AND PARTICIPATION

3.1 Eligibility. The Committee shall designate from time to time those employees of the Company who shall participate in the Plan; provided, however, that such employees are members of a select group of management or highly compensated employees as such group is described under Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA as interpreted by the Department of Labor.

3.2 Participation. An employee of the Company shall commence participation in the Plan as of the first day of the Plan Year designated by the Committee. The participation of any Participant may be suspended or terminated by the Committee at any time, but no such suspension or termination shall operate to reduce the Participant's Supplemental Benefit determined as of the Valuation Date that precedes or coincides with the date of such suspension or termination without such Participant's consent. An employee shall cease to be a Participant when he terminates employment with the Company, either (i) with no Vested Supplemental Benefit, or (ii) when his Vested Supplemental Benefit is fully distributed to him or on his behalf.

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3.3  Vesting. A Participant shall become fully vested when he has accumulated five Years of Service.


                            ARTICLE IV
                        RETIREMENT BENEFIT

4.1 Amount. The amount of a Participant's monthly Supplemental Benefit shall be equal to 2.5 percent of such Participant's Average Monthly Compensation multiplied by the Participant's total number of Years of Service (up to a maximum of 30 years) and reduced by:

     (i) 3.33 percent of such Participant's Social Security Retirement Benefit multiplied by the Participant's total number of Years of Service (up to a maximum of 30 years); and

     (ii) the Actuarial Equivalent of the monthly Actual Accrued Benefit provided to or in respect of the Participant under the Basic Plan, determined as a single life annuity commencing as of the Participant's Benefit Commencement Date.

4.2 Entitlement to Benefits. Upon a Participant's Separation from Service, the Participant shall be entitled to receive his Vested Supplemental Benefit payable by the Company at such time as provided in Section 4.3 in the form provided in Section 4.4. Notwithstanding the foregoing, or anything to the contrary contained in this Plan, if a Participant's Separation from Service is the result of termination "for cause," no benefits shall be payable to the Participant from the Plan and his Vested Supplemental Benefit shall be zero. A Participant shall be deemed to have been terminated "for cause" if his employment is terminated as a result of the Participant's fraud, misappropriation or embezzlement of Company funds or property, or material and intentional breach by the Participant of the duties associated with his employment. The Committee shall determine whether a Participant's Separation from Service is "for cause."

4.3 Time of Payment. A Participant shall begin to receive his Vested Supplemental Benefit on the Benefit Commencement Date. Notwithstanding the preceding sentence, subject to absolute discretion of the Committee, a Participant may request that the payment of his Vested Supplemental Benefit commence on a date other than the Benefit Commencement Date. Such request must be made at least one calendar year prior to the Participant's Benefit Commencement Date and only one such request may be made by a Participant. Any such payment shall be the Actuarial Equivalent of the amount otherwise payable as of the Participant's Benefit Commencement Date.

4.4 Normal Form of Payment. The normal form of payment of the Participant's Vested Supplemental Benefit shall be a single life annuity.

4.5 Optional Forms of Payment. In lieu of receiving his Vested Supplemental Benefit as provided in Section 4.4, a Participant may make an irrevocable written election at any time after he becomes a Participant, but prior to his Benefit Commencement Date, to receive his Vested Supplemental Benefit in one of the optional forms of payment set forth below:


     (a)  as a joint and 50% survivor annuity;
     (b)  as a joint and 75% survivor annuity;
     (c)  as a joint and 100% survivor annuity;
     (d) as payable over a period certain, not to extend beyond the Participant's life expectancy; or
     (e) in any other optional form of benefit, other than a lump-sum distribution in cash, which is now or hereafter made available under the Basic Plan.

     Notwithstanding the foregoing, a Participant may request to receive his Vested Supplemental Benefit as one lump-sum payment in cash. Such request must be made at least one calendar year prior to the Participant's Benefit Commencement Date, only one such request may be made by a Participant, and such request shall be subject to the absolute discretion of the Committee.
The amount of the Supplemental Benefit payable under any optional form shall be the Actuarial Equivalent of the benefit otherwise payable from the Plan to the Participant as of the Benefit Commencement Date.


                            ARTICLE V
                          DEATH BENEFITS

5.1 Pre-retirement Death Benefit. If a Participant dies before his Benefit Commencement Date, the Actuarial Equivalent of the Participant's Supplemental Benefit without regard to the vesting provision of Section 3.3 shall be paid to the Participant's beneficiary or beneficiaries as a single lump sum amount within sixty (60) days following the date on which the Administrator is notified of the Participant's death.

5.2 Designation of Beneficiary. Unless a Participant files a designation of beneficiary form with the Administrator pursuant to this Section 5.2, any designation of a beneficiary under the Basic Plan shall also be effective under this Plan. A Participant may, by written instrument delivered to the Administrator during the Participant's lifetime, designate one or more primary and contingent beneficiaries to receive the Supplemental Benefit which may be payable hereunder following the Participant's death, and may designate the proportions in which such beneficiaries are to receive such payments. A Participant may change such designations from time to time, and the last written designation filed with the Administrator prior to the Participant's death shall control. If a Participant fails to specifically designate a beneficiary or, if no designated beneficiary survives the Participant, payment shall be made by the Administrator in the following order of priority:

     (a)  to the Participant's surviving spouse; or if none,

     (b)  to the Participant's children, per stirpes; or if none,

     (c)  to the Participant's estate.


                            ARTICLE VI
                    ADMINISTRATION

6.1 General. The Administrator shall be the Committee, or such other person or persons as designated by the Board. Except as otherwise specifically provided in the Plan, the Administrator shall be responsible for the administration of the Plan. The Administrator shall be the "named fiduciary" within the meaning of Section 402(c)(2) of ERISA.

6.2 Administrative Rules. The Administrator may adopt such rules of procedure as it deems desirable for the conduct of its affairs, except to the extent that such rules conflict with the provisions of the Plan.

6.3 Duties. The Administrator shall have the following rights, powers and duties:

     (a) The decision of the Administrator shall be final, binding and conclusive upon any person affected by such decision, subject to the claims procedure hereinafter set forth.

     (b) The Administrator shall have the duty and authority to interpret and construe the provisions of the Plan, to decide any question which may arise regarding the rights of employees, Participants and beneficiaries, and the amounts of their respective interests, to adopt such rules and to exercise such powers as the Administrator may deem necessary for the administration of the Plan, and to exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan.

     (c) The Administrator shall maintain full and complete records of its decisions. Its records shall contain all relevant data pertaining to the Participant and his rights and duties under the Plan. The Administrator shall have the duty to maintain records of each Participant's Supplemental Benefit.

     (d) The Administrator shall cause the principal provisions of the Plan to be communicated to the Participants, and a copy of the Plan and other documents shall be available at the principal office of the Company for inspection by the Participants at reasonable times determined by the Administrator.

     (e) The Administrator shall periodically report to the Committee with respect to the status of the Plan.

     (f) The Administrator may employ such independent professional advisors, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Administrator may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Administrator in interpreting and administering the Plan, including without limitation meeting fees and expenses and professional fees, shall be paid by the Company.

6.4 Fees. No fee or compensation shall be paid to any person for services as the Administrator.


                           ARTICLE VII
                         CLAIMS PROCEDURE

7.1 General. Any claim for benefits under the Plan shall be filed with the Administrator by the Participant or Beneficiary ("claimant") on the form prescribed for such purpose by the Administrator.

7.2 Denials. If a claim for benefits under the Plan is wholly or partially denied, notice of the decision shall be furnished to the claimant by the Administrator within a reasonable period of time after receipt of the claim by the Administrator.

7.3 Notice. Any claimant who is denied a claim for benefits shall be furnished written notice setting forth:

     (a)  the specific reason or reasons for the denial;

     (b) specific reference to the pertinent provision of the Plan upon which the denial is based;


     (c) a description of any additional material or information necessary for the claimant to perfect the claim; and

     (d)  an explanation of the claim review procedure under the Plan.

7.4 Appeals Procedure. In order that a claimant may appeal a denial of a claim, the claimant or the claimant's duly authorized representative may:

     (a) request a review by written application to the Administrator, or its designate, no later than sixty (60) days after receipt by the claimant of written notification of denial of a claim;

     (b)  review pertinent documents; and

     (c)  submit issues and comments in writing.

7.5 Review. A decision on review of a denied claim shall be made not later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than one hundred and twenty (120) days after receipt of a request for review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based.

                           ARTICLE VIII
                    MISCELLANEOUS PROVISIONS

8.1 Amendment. The Company reserves the right to amend the Plan in any manner that it deems advisable by a resolution of the Board. No amendment shall, without the Participant's consent, reduce the amount of the Participant's accrued Supplemental Benefit at the time the amendment becomes effective or the right of the Participant to receive his accrued Vested Supplemental Benefit.

8.2 Termination. The Company reserves the right to terminate the Plan at any time. No termination shall, without the consent of the Participant, reduce the amount of the Participant's accrued Supplemental Benefit prior to the termination or the right of the Participant to receive his accrued Vested Supplemental Benefit.

8.3 No Assignment. The Participant shall not have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder or any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

8.4 Incapacity. If any person to whom a benefit is payable under the Plan is a minor child or if the Administrator determines that any person to whom such benefit is payable is incompetent by reason of physical or mental disability, the Administrator may cause the payments becoming due to such person to be made to another for his benefit. Payments made pursuant to this Section shall, as to such payment, operate as a complete discharge of the Plan, the Company, the Committee and the Administrator.

8.5 Successors and Assigns. The provisions of the Plan are binding upon and inure to the benefit of the Company, its respective successors and assigns, and the Participant, his beneficiaries, heirs, legal representatives and assigns.

8.6 Governing Law. The Plan shall be subject to and construed in accordance with the laws of the State of Connecticut to the extent not pre-empted by the provisions of ERISA.

8.7 No Guarantee of Employment. Nothing contained in the Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of the Company or any equity or other interest in the assets, business or affairs of the Company.

8.8 Severability. The provisions of the Plan are severable. If any provision of the Plan is deemed legally or factually invalid or unenforceable to any extent or in any application, then the remainder of the provision and the Plan, except to such extent or in such application, shall not be affected, and each and every provision of the Plan shall be valid and enforceable to the fullest extent and in the broadest application permitted by law.

8.9 Notification of Addresses. Each Participant and each beneficiary shall file with the Administrator, from time to time, in writing, the post office address of the Participant, the post office address of each beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Administrator (or if no such address was filed with the Administrator, then to the last post office address of the Participant or beneficiary as shown on the Company's records) shall be binding on the Participant and each beneficiary for all purposes of the Plan and neither the Administrator nor the Company shall be obliged to search for or ascertain the whereabouts of any Participant or beneficiary.

8.10 Bonding. The Administrator and all agents and advisors employed by it shall not be required to be bonded, except as otherwise required by ERISA.


                            ARTICLE IX
                        CHANGE IN CONTROL

9.1 Establishment of Trust. Immediately upon the occurrence of a Change in Control, a trust shall be established under the Life Re Corporation Supplemental Executive Retirement Plan (referred to as the "Rabbi Trust") by the execution of a trust agreement with a trustee. The Rabbi Trust is intended to be maintained as a "grantor trust" under Section 677 of the Code. The assets of the Rabbi Trust will be held, invested and disposed of by the trustee, in accordance with the terms of the Rabbi Trust, for the exclusive purpose of providing Plan benefits for Participants under the Plan. Notwithstanding any provision of the Plan or the Rabbi Trust to the contrary, the assets of the Rabbi Trust shall at all times be subject to the claims of the Company's general creditors in the event of the Company's insolvency or bankruptcy.

9.2 Contributions and Expense. Concurrent with the establishment of the Rabbi Trust, the Company shall contribute to the Rabbi Trust the amount necessary to fully fund the Actuarial Equivalent of all Participants' Supplemental Benefits, whether or not vested in accordance with Section 3.3. For purposes of calculating the Actuarial Equivalent of the Supplemental Benefit of a Participant who is currently employed by the Company, the Supplemental Benefit shall be determined by crediting five additional Years of Service to the actual Years of Service rendered by each such Participant as of the date of the Change in Control (herein called the "Recalculated Supplemental Benefit"). Notwithstanding anything herein to the contrary, the Benefit Commencement Date of this Recalculated Supplemental Benefit shall be the date concurrent with the Change in Control. Upon the occurrence of a Change in Control all Participants shall be fully vested in their Recalculated Supplemental Benefit. For purposes of this Section 9.2, a Participant who is no longer employed by the Company, whether or not in current pay status, will be treated as having a Benefit Commencement Date. Notwithstanding anything to the contrary contained in this Plan, upon a Change in Control, a Participant shall be entitled to elect to receive his Supplemental Benefit, or, in the case of an Participant who is currently employed by the Company, his Recalculated Supplemental Benefit, in any of the optional forms of payment provided in Section 4.5. The election of payment as one lump-sum in cash shall not be subject to the discretion of the Committee.

9.3 Trustee Duties. The powers, duties and responsibilities of the trustee shall be as set forth in the Rabbi Trust agreement and nothing contained in the Plan, either expressly or by implication, shall impose any additional powers, duties or responsibilities upon the trustee.

9.4 Reversion to the Company. The Company shall have no beneficial interest in the Rabbi Trust and no part of the Rabbi Trust shall ever revert or be repaid to the Company prior to the payment of all Plan benefits to Participants and their beneficiaries, except as otherwise reasonably determined by the Committee not to be necessary to pay benefits to Participants.


IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer effective as of January 1, 1995.




ATTEST/WITNESS:                    LIFE RE CORPORATION

s/                                 s/
 Tracy L. Rudolph                  Rodney A. Hawes, Jr.
 Associate Secretary               Chairman of the Board

                       LIFE RE CORPORATION
              SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN




EFFECTIVE: JANUARY 1, 1995







All Rights Reserved
Copyright 1995
Ernst & Young

                       LIFE RE CORPORATION
              SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                        Table of Contents


                             Page

ARTICLE I - GENERAL

     Section    1.1   Effective Date . . . . . . . . . . . .1
     Section    1.2   Purpose. . . . . . . . . . . . . . . .1
     Section    1.3   Intent . . . . . . . . . . . . . . . .1

ARTICLE II - DEFINITIONS AND USAGE

     Section    2.1   Definitions. . . . . . . . . . . . . 2
     Section    2.2   Usage. . . . . . . . . . . . . . . . 4

ARTICLE III - ELIGIBILITY AND PARTICIPATION

     Section    3.1   Eligibility. . . . . . . . . . . . . .4
     Section   3.2  Participation . . . . . . . . . . . . . 4
     Section    3.3   Vesting. . . . . . . . . . . . . . . . 5


ARTICLE IV - RETIREMENT BENEFITS

     Section    4.1   Amount . . . . . . . . . . . . . . . . 5
     Section    4.2   Entitlement to Benefits. . . . . . . . 5
     Section    4.3   Time of Payment. . . . . . . . . . . . 5
     Section    4.4   Normal Form of Payment . . . . . . . . 5
     Section    4.5   Optional Forms of Payment. . . . . . .5

ARTICLE V - DEATH BENEFITS

     Section    5.1   Pre-retirement Death Benefit . . . . .6
     Section    5.2   Designation of Beneficiary . . . . . .6

ARTICLE VI - ADMINISTRATION

     Section    6.1   General. . . . . . . . . . . . . . . . 6
     Section    6.2   Administrative Rules . . . . . . . . . 6
     Section    6.3   Duties . . . . . . . . . . . . . . . . 6
     Section    6.4   Fees . . . . . . . . . . . . . . . . . 7

ARTICLE VII - CLAIMS PROCEDURE

     Section    7.1   General. . . . . . . . . . . . . . . . 7
     Section    7.2   Denials. . . . . . . . . . . . . . . . 7
     Section    7.3   Notice . . . . . . . . . . . . . . . . 7
     Section    7.4   Appeals Procedure. . . . . . . . . . .8
     Section    7.5   Review . . . . . . . . . . . . . . . .8

       13                                                           Page


ARTICLE VIII - MISCELLANEOUS PROVISIONS

     Section    8.1   Amendment. . . . . . . . . . . . . . . 8
     Section    8.2   Termination. . . . . . . . . . . . . . 8
     Section    8.3   No Assignment. . . . . . . . . . . . . 8
     Section    8.4   Incapacity . . . . . . . . . . . . . . 8
     Section    8.5   Successors and Assigns . . . . . . . . 8
     Section    8.6   Governing Law. . . . . . . . . . . . . 8
     Section    8.7   No Guarantee of Employment . . . . . .9
     Section    8.8   Severability . . . . . . . . . . . . .9
     Section    8.9   Notification of Addresses. . . . . . .9
     Section    8.10  Bonding. . . . . . . . . . . . . . . . 9

ARTICLE IX - CHANGE IN CONTROL

     Section    9.1   Establishment of Trust . . . . . . . . 9
     Section    9.2   Contributions and Expenses . . . . . .9
     Section    9.3   Trustee Duties . . . . . . . . . . . .10
     Section    9.4   Reversion to the Grantor . . . . . . .10

                            Appendix I
                              to the
                       Life Re Corporation
              Supplemental Executive Retirement Plan


Employees' Retirement Plan of Life Reassurance
Corporation of America and its Affiliates